United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 6, 2002



                               US MICROBICS, INC.
            (Exact name of registrant as specified in its charter)


                                     Colorado
                  (State or other jurisdiction of incorporation)


          000-14213                                       84-0990371
   (Commission File Number)                    (IRS Employer Identification No.)

         5922 B Farnsworth Court                             92008
         Carlsbad, California                              (Zip Code)
(Address of principal executive offices)

                                   (760) 918-1860
              (Registrant's telephone number, including area code)








Form 8-K dated September 6, 2002 for UBC relating to AWI Technologies

Item 5.  Other Events and Regulation FD Disclosure.

     On September 6, 2002, the Registrant filed Articles of Merger between its controlled subsidiary, Applied Microbic Technology, Inc., a Nevada corporation, and Capitol Group Holdings Corporation, a Nevada corporation. Although Applied Microbic Technology, Inc. was incorporated on November 20, 1998, it has been dormant since its formation. Capitol Group Holdings Corporation was incorporated in March 2002, and is currently a development stage company.

     The holders of shares of Capitol Group Holdings shall be entitled to receive, in exchange for all the outstanding stock of Capitol Group Holdings, an amount of stock so that after the issuance thereof, such holders of Capitol Group Holdings will hold 88 percent of the issued and outstanding shares of the common stock of the Surviving Corporation, as defined in the Articles of Merger.

     The presently outstanding shares of the common stock of Applied Microbic Technology, Inc. shall be retained by its current stockholders following the merger, including the Registrant, so that following the merger, such current stockholders of Applied Microbic Technology, Inc. will hold an amount of stock equal 12 percent of the issued and outstanding shares of the common stock of the Surviving Corporation.

         It is contemplated by the parties that certain of the shares to be owned by Applied Microbic Technology, Inc. in the Surviving Corporation will be spun-off to certain of the stockholders of the Registrant pursuant to a registration statement on Form SB-2 (the "Registration Statement") to be filed by the Surviving Corporation under the Securities Act of 1933, as amended, after the effective date of the merger, with such shares being freely tradable. In addition, the Registration Statement will cover any other shares to be owned by Applied Microbic Technology, Inc. in the Surviving Corporation as may be requested by Applied Microbic Technology, Inc.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements.
         ---------------------

                  None. Financial statements for the Surviving Corporation will be filed within the time permitted by the regulations of the Securities and Exchange Commission, inasmuch as such financial statements have not been completed as of the date hereof.

(b)      Exhibits.
         --------

                  The following exhibits are filed herewith:

                  Exhibit  10.1.  Plan and  Agreement of Merger  between Capitol
                  -------------
                   Group Holdings Corporation and Applied Microbic Technology, Inc.

                  Exhibit  10.2.  Articles  of Merger  between  Capitol  Group
                  -------------
                  Holdings  Corporation  and  Applied Microbic Technology, Inc.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 11, 2002

                                                      US MICROBICS, INC.


                                                      By  /s/  Robert C. Brehm
                                                      Robert C. Brehm, President